CONFORMED COPY

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE

 $1,375,000                                                     Cincinnati, Ohio
                                                     Dated as of September $2000

     FOR VALUE RECEIVED, the undersigned, WHITEFORD FOODS VENTURE, L. P., a Texas limited partnership (herein called the "Borrower"), hereby promises to pay to the order of PNC B=\NK, NATIONAL ASSOCIATION (the "Bank")the lesser of(i)the principal sum of ONE MILLION THREE HUNDRED SEVENTY FIVE U. S. DOLLARS ($1,375,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1 of the Amended and Restated Credit Agreement dated as of September 5, 2000 between the Borrower, Agent and the Bank (the "Credit Agreement"), whichever is less, payable on the Expiration Date.

     The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 4.1.1 of, or as otherwise provided in, the Credit Agreement.

     Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note at a rate per annum (based on a year of 360 days and actual days elapsed)equal to six hundred basis points (6%per annum)above the rate of interest otherwise applicable with respect to such loans. Such interest rate will accrue before and after any judgment has been entered.

     Subject to the provisions of the Credit Agreement, interest on this Revolving Credit Note will be payable on the first day of each calendar month after the date hereof and on the Expiration Date.

     If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Xgent located at 201 East Fifth Street, Cincinnati, Ohio 45202, or such other location as Agent may designate from time to time, in lawful money of the United States of America in immediately available funds.

     This Note is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants,, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

     All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

     Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

     This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower", "Agent" and the "Bank" shall be deemed to apply to the Borrower, Agent and the Bank, respectively, and their respective successors and assigns.

     This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without giving effect to its conflicts of law principles.

     THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND BORROWER HEREBY AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN HAMILTON COUNTY, OHIO AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5)BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U. S. MAILS, POSTAGE PREPAID; PROVIDED THAT NOTHING CONTAINED HEREIN WILL PREVENT THE BANK FROM BRINGING AINY ACTION OR IXERCISING ANY RIGHTS AGAINST ANY SECURITY OR AGAINST BORROWER INDIVIDUALLY, OR AGAINST
ANY PROPERTY OF BORROWER, WITHIN ANY OTHER STATE OR NATION. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER BORROWER AND THE BANK EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, THE CREDIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained by Bank, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the indebtedness evidenced by this Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against Borrower in favor of Bank for the amount of principal and interest and expenses then appearing due from Borrower under this Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. Borrower hereby expressly acknowledges that an attorney-at-law employed or retained by Bank may confess judgment against Borrower, and further expressly consents to the payment of reasonable legal fees of such attorney-at-law by Bank.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS. FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."



                                    WHITEFORD FOODS VENTURE, L. P.

                                    By: G/W Foods, Inc., a Texas corporation,
                                        its general partner,

                                        By: ____________________
                                            Albert D. Greenaway
                                            President

                                                                  CONFORMED COPY
                              AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE

$1,125,000                                                      Cincinnati, Ohio
                                                    Dated as of September 5,200O

     FOR VALUE RECEIVED, the undersigned, WHITEFORD FOODS VENTURE, L. P., a Texas limited partnership (herein called the "Borrower"), hereby promises to pay to the order of FIFTH THIRD BXlK, WESTERN OHIO (the "Bank")the lesser of(i)the principal sum of ONE MILLION ONE HUNDRED TWENTY FIVE THOUSAND U. S. DOLLARS ($1,125,000), or (ii)the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1 of the Amended and Restated Credit Agreement dated as of September 5, 2000 between the Borrower, Agent and the Bank (the "Credit Agreement"), whichever is less, payable on the Expiration Date.

     The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 4.1.1 of, or as otherwise provided in, the Credit Agreement.

     Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note at a rate per annum (based on a year of 360 days and actual days elapsed)equal to six hundred basis points (6%per annum)above the rate of interest otherwise applicable with respect to such loans. Such interest rate will accrue before and after any judgment has been entered.

     Subject to the provisions of the Credit Agreement, interest on this Revolving Credit Note will be payable on the first day of each calendar month after the date hereof and on the Expiration Date.

     If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at 201 East Fifth Street, Cincinnati, Ohio 45202, or such other location as Agent may designate from time to time, in lawful money of the United States of America in immediately available funds.

     This Note is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, 'conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happenin, D of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

     All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

     Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

     This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower", "Agent" and the "Bank" shall be deemed to apply to the Borrower, Agent and the Bank, respectively, and their respective successors and assigns.

     This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without giving effect to its conflicts of law principles.

     THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND BORROWER HEREBY AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN HAMILTON COUNTY, OHIO AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5)BUSINESS DAYS AFI'ER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID; PROVIDED THAT NOTHING CONTAINED HEREIN WILL PREVENT THE BANK FROM BRINGING ANY ACTION OR E, XERCISING ANY RIGHTS AGAINST ANY SECURITY OR AGAINST BORROWER INDIVIDUALLY, OR AGAINST ANY PROPERTY OF BORROWER, WITHIN ANY OTHER STATE OR NATION. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER BORROWER AND THE BANK EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, THE CREDIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained by Bank, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the l_-nited States, at any time after the indebtedness evidenced by this Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against Borrower in favor of Bank for the amount of principal and interest and expenses then appearing due from Borrower under this Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. Borrower hereby expressly acknowledges that an attorney-at-law employed or retained by Bank may confess judgment against Borrower, and further expressly consents to the payment of reasonable legal fees of such attorney-at-law by Bank.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS. FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."



                                          WHITEFORD FOODS VENTURE, L. P.

                                       By: G/W Foods, Inc., a Texas corporation,
                                           its general partner,


                                           By: ________________________
                                                Albert D. Greenaway
                                                President



                                       -3-